                                                                    EXHIBIT 10.3

                              AMENDED AND RESTATED
                             SHAREHOLDERS' AGREEMENT



                                     between



                              MARINER ENERGY, LLC,
                      a Delaware limited liability company,



                             MARINER HOLDINGS, INC.,
                             a Delaware corporation,



                     ENRON CAPITAL & TRADE RESOURCES CORP.,
                             a Delaware corporation,



            JOINT ENERGY DEVELOPMENT INVESTMENTS LIMITED PARTNERSHIP,
                         a Delaware limited partnership,



                                       and


  Robert E. Henderson                  James M. Fitzpatrick III                   Laurence J. Lapeze

   Richard R. Clark                        James L. Gregory                       Cory L. Loegering

 Michael W. Strickler                      Alan K. Hadfield                       Richard A. Molohon

    David S. Huber                        Gregory K. Harless                       Jerry L. Sheets

  William J. Anderson                     William Hunt Hodge                       Clinton D. Smith

Thomas M. Campbell, Jr.                   William F. Howell                         Ward H. Taylor

   Donald M. Clement                     Jacqueline S. Hudson                      Richard F. Weser

   Ralph J. Dobbins                        Barbara C. Kyse                         Thomas E. Young

 Frederic L. Lettieri                       D. Bruce Nevin                         Richard W. Webb

     Frank A. Pici                          Steven W. Burt                        Lindell V. McGuire

   Robert C. Strauss                      James W. Anderson


                                October 12, 1998

                               TABLE OF CONTENTS


         This Table of Contents is solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.


                                                                                                      Page
                                                                                                      ----
               A. MATTERS RELATING TO COMPANY GOVERNANCE,
         MANAGEMENT AND OPERATION OF MARINER LLC AND ITS SUBSIDIARIES..................................-2-
A.1.     CHARTER DOCUMENTS OF MARINER LLC AND SUBSIDIARIES AND RELATED
         PROVISIONS....................................................................................-2-
                  (a)..................................................................................-2-
         Existing Certificate of Formation and LLC Agreement of Mariner LLC and
                  Certificates of Incorporation and Bylaws of Mariner Holdings and
                  Mariner Energy.......................................................................-2-
                  (b)      Indemnification and Director Quorum Provisions in Charter
                  Documents of New Subsidiaries........................................................-2-
                  (c)      Changes to Indemnification and Director Quorum Provisions
                   ....................................................................................-3-
                  (d)      Indemnification and Director Quorum Provisions in Charter
                  Documents of Mariner LLC.............................................................-3-
A.2.     BOARDS OF DIRECTORS OF MARINER LLC AND SUBSIDIARIES...........................................-6-
                  (a)      Election of Management Nominees Generally...................................-6-
                  (b)      Election of Replacement Directors...........................................-6-
                  (c)      Removal of Directors........................................................-6-
                  (d)      Selection of Management Directors...........................................-6-
                  (e)      Election of Other Directors.................................................-7-
                  (f)      Committees of the Board of Directors........................................-7-
                  (g)      Election of Management Directors of Mariner LLC's
                  Subsidiaries.........................................................................-7-
A.3.     CERTAIN BUSINESS OPPORTUNITIES................................................................-8-

               B. MATTERS RELATING TO INDEMNIFICATION OF MANAGEMENT SHAREHOLDERS
                                  REGARDING CERTAIN TAX MATTERS........................................-8-
B.1.     INDEMNITY.....................................................................................-8-
                  (a)      Obligations to Indemnify....................................................-8-
                  (b)      Determination of Amounts....................................................-9-
                  (c)      Timing of Payments..........................................................-9-
B.2.     TAX REFUNDS AND TAX BENEFITS..................................................................-9-
                  (a)      Tax Refunds.................................................................-9-
                  (b)      Tax Benefits................................................................-9-
                  (c)      Actually Realized...........................................................-9-
B.3.     TAX REPORTING................................................................................-10-
B.4.     CERTAIN PROCEDURES...........................................................................-10-
                  (a)      Procedures Relating to Indemnification of Tax Claims.......................-10-


                              (i)


                  (b)      Settlement.................................................................-11-
                  (c)      Definition of Tax..........................................................-11-

        C. MATTERS RELATING TO CERTAIN EMPLOYMENT AGREEMENTS
                                          AND BENEFITS................................................-11-
C.1.     EMPLOYEE BENEFIT PLANS.......................................................................-11-
C.2.     OVERRIDING ROYALTY INTERESTS.................................................................-12-

                  D. MATTERS RELATING TO ACQUISITION AND DISPOSITION OF SHARES........................-12-
D.1.     COMPLIANCE WITH SECURITIES LAWS..............................................................-12-
                  (a)      Representations............................................................-12-
                  (b)      Agreements.................................................................-13-
                  (c)      Stock Certificates.........................................................-13-
D.2.    PREEMPTIVE RIGHTS TO ACQUIRE ADDITIONAL SECURITIES............................................-13-
                  (a)      Offer to Certain Shareholders..............................................-13-
                  (b)      Responses to Offer.........................................................-13-
                  (c)      Compliance with Securities Laws............................................-14-
                  (d)      Issuance of Unaccepted Securities..........................................-14-
                  (e)      Exceptions.................................................................-14-
D.3.     TRANSFERABILITY OF COMMON SHARES.............................................................-14-
                  (a)      Transferability by Non-Management Shareholders.............................-14-
                  (b)      Transferability by Management Shareholders.................................-14-
                  (c)      Tagalong Rights............................................................-15-
D.4.     REGISTRATION RIGHTS..........................................................................-19-
                  (a)      Demand Registration Rights of JEDI.........................................-19-
                  (b)      Piggy-Back Registration Rights of JEDI and the Management
                  Shareholders........................................................................-20-
                  (c)      Special Demand Registration Right of JEDI..................................-20-
                  (d)      Registration Responsibilities of Mariner LLC...............................-21-
                  (e)      Indemnification by Mariner LLC.............................................-24-
                  (f)      Indemnification by Selling Persons.........................................-24-
                  (g)      Procedures for Indemnification.............................................-25-
                  (h)      Mariner LLC's Indemnification of Underwriters..............................-25-
                  (i)      Transferability of Registered Shares.......................................-25-
D.5.     AGREEMENT TO APPLY TO TRANSFERRED AND NEWLY ISSUED SHARES....................................-25-
D.6.     POWER OF ATTORNEY............................................................................-26-

                          E. GENERAL MATTERS RELATING TO THIS AGREEMENT...............................-26-
E.1.     AMENDMENT....................................................................................-26-
E.2.     WAIVER.......................................................................................-26-
E.3.     INCLUSIVENESS................................................................................-26-
E.4.     NOTICES......................................................................................-26-
E.5.     ASSIGNABILITY AND BINDING EFFECT.............................................................-27-
E.6.     NO THIRD PARTY BENEFICIARIES.................................................................-27-
E.7.     SEVERABILITY.................................................................................-27-


                             (ii)


E.8.     HEADINGS.....................................................................................-27-
E.9.     COUNTERPARTS.................................................................................-27-
E.10.    GOVERNING LAW................................................................................-27-
E.11.    TERMINATION..................................................................................-27-
E.12.    AGREEMENT OF SPOUSES.........................................................................-28-
E.13.    ARBITRATION..................................................................................-28-
                  (a)      Conduct of Arbitration.....................................................-28-
                  (b)      Injunctive Relief..........................................................-29-
                  (c)      Payment of Expenses........................................................-29-
E.14.  INDEMNIFICATION OF OFFICERS AND DIRECTORS......................................................-30-


                             (iii)

                              INDEX TO DEFINITIONS

         This Index to Definitions is solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.


Terms Defined in This Agreement                                                                       Where Defined
-------------------------------                                                                       -------------
AAA ....................................................................................................... E.13(a)
Acquiring Persons .........................................................................................  D.3(c)
Acquisition Agreement ....................................................................................   D.3(c)
Actually realized .........................................................................................  B.2(c)
Addendum Agreement ........................................................................................     D.5
Agreement .......................................................................................... [Introduction]
Business opportunity .........................................................................................  A.3
Capital stock equivalents .................................................................................  D.2(a)
Code.......................................................................................................  B.1(a)
Commission ................................................................................................  D.4(d)
Common Shares............................................................................................[Recitals]
Conversion Shares............................................................................................D.2(e)
Disposition ...............................................................................................  D.1(a)
Disputing Parties............................................................................................  E.13
ECT ................................................................................................ [Introduction]
Enron Directors ...........................................................................................  A.2(e)
Exchange Offer...........................................................................................[Recitals]
Existing Shareholders....................................................................................[Recitals]
Financial Participant .....................................................................................  D.3(c)
Indemnified Management Shareholder.........................................................................  B.1(a)
Initial Management Directors ..............................................................................  A.2(d)
Initial Public Offering ...................................................................................  D.2(e)
Issuance ..................................................................................................  D.2(a)
JEDI ................................................................................................[Introduction]
Management Directors ......................................................................................  A.2(a)
Management Shareholders ............................................................................ [Introduction]
Mariner Energy ......................................................................................... [Recitals]
Mariner Holdings.........................................................................................[Recitals]
Mariner LLC..........................................................................................[Introduction]
Option Plan..................................................................................................A.2(f)
Original Agreement ......................................................................................[Recitals]
Other Common Shares .......................................................................................  D.4(b)
Parent.....................................................................................................  A.1(b)
Registration Expenses .....................................................................................  D.4(d)
Relevant Transactions......................................................................................  B.1(b)
Representatives ........................................................................................ [Recitals]
Securities Act ............................................................................................  D.4(a)
Selling Expenses ..........................................................................................  D.4(d)
Selling Shareholders ......................................................................................  D.3(c)
Shareholders ......................................................................................A.2(a), D.5, E.1
Subsidiary ................................................................................................  A.1(b)
Tagalong Notice ...........................................................................................  D.3(c)




                                      (iv)


Terms Defined in This Agreement                                                                       Where Defined
-------------------------------                                                                       -------------
Tax......................................................................................... B.1(a), B.4(a), B.4(c)
Tax Benefit................................................................................................  B.2(b)
Tax Claim..................................................................................................  B.4(a)
Tax Refund.................................................................................................  B.2(a)
30% Shareholder............................................................................................  D.4(c)






                                       (v)

                                INDEX TO EXHIBITS


         This Index to Exhibits is solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.


Exhibit Name               Exhibit Description                                                             Where Referred To
------------               -------------------                                                             -----------------
EXHIBIT 1        --        Certificate of Formation of Mariner LLC........................................ Sections A.1(a)
EXHIBIT 2        --        Limited Liability Company Agreement of
                             of Mariner LLC............................................................... Sections A.1(a)
EXHIBIT 3        --        Certificate of Incorporation of
                             Mariner Holdings..................................... Sections A.1(a), A.1(b), A.1(c), A.1(d)
EXHIBIT 4        --        Bylaws of Mariner Holdings............................. Sections A.1(a), A.1(b), A.1(c), A.1(d)
EXHIBIT 5        --        Certificate of Incorporation of Mariner Energy.................................. Section A.1(a)
EXHIBIT 6        --        Bylaws of Mariner Energy........................................................ Section A.1(a)
EXHIBIT 7        --        Employee benefit plans to be continued............................................. Section C.1
EXHIBIT 8        --        Form of Addendum Agreement......................................................... Section D.5



                                      (vi)

                  AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT


           THIS AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT dated October 12, 1998, (this "Agreement"), among MARINER ENERGY LLC, a Delaware limited liability company ("Mariner LLC"), ENRON CAPITAL & TRADE RESOURCES CORP., a Delaware corporation ("ECT"), JOINT ENERGY DEVELOPMENT LIMITED PARTNERSHIP, a Delaware limited partnership ("JEDI"), and the following individuals (the "Management Shareholders"): Robert E. Henderson, Richard R. Clark, Michael W. Strickler, D.
S. Huber, William J. Anderson, Thomas M. Campbell, Jr., Donald M. Clement, Ralph
J. Dobbins, James M. Fitzpatrick III, James L. Gregory, Alan K. Hadfield, Gregory K. Harless, William Hunt Hodge, William F. Howell, Jacqueline S. Hudson, Barbara C. Kyse, Laurence J. Lapeze, Cory L. Loegering, Richard A. Molohon, Jerry L. Sheets, Clinton D. Smith, Ward H. Taylor, Richard F. Weser, Thomas E. Young, Frederic L. Lettieri, Frank A. Pici, Robert C. Strauss, D. Bruce Nevin, Steven W. Burt, James W. Anderson, Richard W. Webb and Lindell V. McGuire.

           WHEREAS, Robert E. Henderson, Richard R. Clark, Michael W. Strickler and D. S. Huber (together, the "Representatives"), ECT and MARINER HOLDINGS, INC., a Delaware corporation ("Mariner Holdings"), entered into a Stockholders' Agreement dated April 2, 1996 (the "Original Agreement"); and

           WHEREAS, JEDI and the parties to the Original Agreement entered into Amendment No. 1 dated May 16, 1996 to the Original Agreement; and

           WHEREAS, JEDI, the parties to the Original Agreement and certain of the Management Shareholders entered into Amendment No. 2 dated May 31, 1996, to the amended Original Agreement; and

           WHEREAS, effective April 1, 1996, Mariner Holdings purchased all of the outstanding shares of stock of Mariner Energy, Inc., a Delaware corporation formerly named "Hardy Oil & Gas USA Inc." ("Mariner Energy") pursuant to the Stock Purchase Agreement dated as of April 1, 1996, between Hardy Oil & Gas plc, a company incorporated in England as a public limited company, Hardy Holdings Inc., a Delaware corporation, Holdings and ECT; and

           WHEREAS, on June 27, 1996, JEDI, as ECT's assignee, and certain of the Management Shareholders purchased shares of common stock, $.01 par value, of Mariner Holdings, pursuant to the Original Agreement, as amended by Amendment Nos. 1 and 2; and

           WHEREAS, from time to time after June 27, 1996, certain additional Management Shareholders purchased shares of the Common Stock from Mariner Holdings and became parties to the Original Agreement, as amended; and

           WHEREAS, ECT, Mariner Holdings, the Representatives and JEDI entered into Amendment No. 3 dated September 2, 1998 to the amended Original Agreement; and

           WHEREAS, on October 12, 1998, Mariner LLC consummated an exchange offer (the "Exchange Offer") by which it issued 12 of its common shares, $.01 par value (the "Common Shares"), for each share of the Common Stock, with the result that the stockholders of Mariner Holdings became the shareholders of Mariner LLC (the "Existing Shareholders") and Mariner Holdings became a wholly owned subsidiary of Mariner LLC; and

           WHEREAS, ECT and the Existing Shareholders wish to amend and restate the Original Agreement, as amended by Amendment Nos. 1, 2 and 3, to reflect the purchase of stock of Mariner Energy by Mariner Holdings, the purchase of Common Stock by JEDI and the Management Shareholders and the Exchange Offer (without negating the effect of provisions relating to past actions); to continue to provide for certain obligations, rights and restrictions with respect to each Shareholder; and to provide for other matters as set forth below;

           NOW, THEREFORE, in consideration of the premises, the Original Agreement is amended and restated in its entirety as set forth below:

                   A. MATTERS RELATING TO COMPANY GOVERNANCE,
          MANAGEMENT AND OPERATION OF MARINER LLC AND ITS SUBSIDIARIES


A.1. CHARTER DOCUMENTS OF MARINER LLC AND SUBSIDIARIES AND RELATED PROVISIONS.

           (a) Existing Certificate of Formation and LLC Agreement of Mariner LLC and Certificates of Incorporation and Bylaws of Mariner Holdings and Mariner Energy. The certificate of formation and limited liability company agreement of Mariner LLC are attached as EXHIBITS 1 and 2 to this Agreement and shall be effective until amended in accordance with the Delaware Limited Liability Company Act and any applicable provisions of the certificate of formation and limited liability company agreement of Mariner LLC, subject to subsection A.1(d) of this Agreement. The amended and restated certificates of incorporation and bylaws of Holdings and Mariner Energy are attached as EXHIBITS 3, 4, 5 and 6 to this Agreement and shall be effective until amended in accordance with the General Corporation Law of the State of Delaware and any applicable provisions of the applicable restated certificate of incorporation or bylaws, subject to subsection A.1(c) of this Agreement.

           (b) Indemnification and Director Quorum Provisions in Charter Documents of New Subsidiaries. Upon the formation or acquisition of any new direct or indirect subsidiary of Mariner or Holdings, the parties to this Agreement will take all actions necessary to amend or adopt the certificate of incorporation (or analogous document) and the bylaws (or analogous document) of the new subsidiary so that the provisions of new Sections X.4, X.5, X.6 and X.7 of EXHIBIT 3 (relating to indemnification of certain persons) and Sections III.2 and IV.2 of EXHIBIT 4 (relating to the requirements for a quorum of a meeting of the board of directors and committees) are included in the new subsidiary's certificate of incorporation (or analogous document) and bylaws (or analogous document) and so that this Agreement is referred to therein as appropriate. For purposes of this Agreement a "subsidiary" shall mean, with respect to any person (the "parent"), (i) any corporation, association, joint venture, partnership or other business entity of which securities or other ownership interests representing more than 50% of the ordinary voting power or beneficial interest are, at the time as of which any determination is being made, owned or controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent and (ii) any joint venture or partnership of which the parent or any subsidiary of the parent is a general partner or has responsibility for its management (provided, however, that the term "subsidiary" shall not include joint operating agreements).

           (c) Changes to Indemnification and Director Quorum Provisions. The indemnification and director quorum provisions described in subsection A.1(b) to this Agreement and contained in the certificate of incorporation (or analogous document) or the bylaws (or analogous document) of Mariner Holdings, Mariner Energy or any other direct or indirect subsidiary of Mariner Holdings or Mariner Energy (i.e., those amendments related thereto described in EXHIBIT 3 and EXHIBIT 4 and analogous provisions in the documents of any subsidiary) shall not be amended without the written consent of a majority of the Management Directors (as defined in Section A.2 of this Agreement). The amendments to new Articles VII, X and XI of Mariner Holdings' certificate of incorporation reflected in
EXHIBIT 3 and to Articles III, IV, VII and VIII of Mariner Holdings' bylaws reflected in EXHIBIT 4 (and analogous provisions in the documents of any subsidiary) shall not be amended without the written consent of a majority of the Management Directors.

           (d) Indemnification and Director Quorum Provisions in Charter Documents of Mariner LLC. In addition to any other indemnification rights of any person under the limited liability company agreement of Mariner LLC, the following indemnification provisions (which are intended to be analogous to Sections X.4, X.5, X.6 and X.7 of EXHIBIT 3) shall apply:

           "(i) Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, employee or consultant of Mariner LLC or is or was serving at the request of Mariner LLC as a director, officer, employee, consultant or agent of another business entity or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, consultant or agent or in any other capacity while serving as a director, officer, employee, consultant or agent, shall be indemnified and held harmless by Mariner LLC to the fullest extent permitted by the Delaware Limited Liability Company Act, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits Mariner LLC to provide broader indemnification rights than said law permitted Mariner LLC to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA, excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee, consultant or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (ii) below,

                  Mariner LLC shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors of Mariner LLC; provided further, however, that Mariner LLC shall not be obligated to indemnify any employee of Mariner LLC who is not an officer or director of Mariner LLC under this paragraph (i) if the employee's involvement in the action, suit or proceeding is determined by a court of competent jurisdiction to have been due to the employee's gross negligence or willful misconduct. The right to indemnification conferred in this paragraph (i) shall be a contract right and shall include the right to be paid by Mariner LLC the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if applicable law requires, the payment of such expenses incurred by a director, officer, employee or consultant in such capacity (and not in any other capacity in which service was or is rendered by such person) in advance of the final disposition of a proceeding, shall be made only upon delivery to Mariner LLC of an undertaking, by or on behalf of such person, to repay all amounts so advanced if it shall ultimately be determined that such person is not entitled to be indemnified under this paragraph (i) or otherwise.

           "(ii) If a claim under paragraph (i) above is not paid in full by Mariner LLC within 30 days after a written claim has been received by Mariner LLC, the claimant may at any time thereafter bring suit against Mariner LLC to recover the unpaid amount of the claim, and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition whether required undertaking, if any is required, has been tendered to Mariner LLC) that the claimant has not met the standards of conduct which make it permissible under applicable law for Mariner LLC to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on Mariner LLC. Neither the failure of Mariner LLC (including its board of directors, independent counsel or shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in any applicable statute, nor an actual determination by Mariner LLC (including its board of directors, independent legal counsel or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

           "(iii) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in paragraphs (i) and (ii) above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the certificate of formation, limited liability agreement, other agreement, vote of shareholders or disinterested directors or otherwise.

           "(iv) Mariner LLC may maintain insurance, at its expense, to protect itself and any director, officer, employee, consultant or agent of Mariner LLC or another business entity, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not Mariner LLC would have the power to indemnify such person against such expense, liability or loss under applicable law."

In addition to any other requirements provided for in the limited liability company agreement of Mariner LLC, the following provisions relating to the requirements for a quorum of a meeting of the board of directors and committees of Mariner LLC (which are intended to be analogous to Section III.2 and IV.2 of EXHIBIT 4) shall apply:

           "(v) A quorum of the board of directors of Mariner LLC shall be deemed to be present at any meeting if (a) a majority of the total number of directors are present at the meeting and (b) either (y) at least one Management Director (as that term is defined in this Agreement) is present at the meeting or (z) all Management Directors (as that term is defined in this Agreement) received at least 3 business days' written notice of the meeting at their respective addresses for notice described in this Agreement; for purposes of the foregoing, a notice given by email or other electronic communication shall not constitute a "written notice". The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors of Mariner LLC.

           "(vi) Any committee designated pursuant to the Limited Liability Company Agreement of Mariner LLC shall keep regular minutes of its actions and proceedings in a book provided for that purpose and report the same to the board of directors of Mariner LLC at its meeting next succeeding such action, shall fix its own rules or procedures, and shall meet at such time and at such place or places as may be provided by such rules, or by such committee or the board of directors. Should a committee fail to fix its own rules, the provisions of the Limited Liability Company Agreement of Mariner LLC pertaining to the calling of meetings and conduct of business by the board of directors of Mariner LLC shall apply as nearly as may be possible. At every meeting of any such committee, a quorum shall be present if (a) a majority of all the members of the committee are present and (b) if one or more Management Directors is a member of the committee pursuant to the provisions of this Agreement, either (y) at least one Management Director who is a member of the committee is present at the meeting or (z) each Management Director who is a member of the committee received at least 3 business days' written notice of the meeting at his address for notice described in this Agreement; for purposes of the foregoing, a notice given by email or other electronic communication shall not constitute a "written notice". The affirmative vote of a majority of the members present at a meeting at which there is a quorum shall be necessary for the adoption by it of any resolution."

The indemnification and director quorum provisions described above shall not be amended without the written consent of a majority of the Management Directors (as defined in Section A.2 of this Agreement). The foregoing provisions are intended to be in addition to the provisions of the Limited

Liability Company Agreement of Mariner LLC. If there is any conflict between the provisions of this Agreement and the provisions of the Limited Liability Company Agreement of Mariner LLC, then the conflict shall be resolved in favor of the provisions of this Agreement, which shall prevail; provided, however, that any person entitled to indemnification pursuant to both the provisions of the limited liability company agreement and of this subsection A.2(d) shall be entitled to the maximum benefit of all such provisions, taken as a whole but without duplication, regardless of such conflict.

A.2. BOARDS OF DIRECTORS OF MARINER LLC AND SUBSIDIARIES.

           (a) Election of Management Nominees Generally. Membership on the board of directors of Mariner LLC shall at all times include at least three nominees of the group consisting of the Management Shareholders, subject to the provisions of clause (d)(iv) of this Section A.2. At any annual or special election of a new board of directors, the Management Shareholders shall nominate three individuals to serve as directors of Mariner LLC (the "Management Directors"), to be selected by the Management Shareholders in accordance with subsection (d) of this Section A.2. JEDI, each Existing Shareholder and each person who becomes a shareholder of Mariner LLC and a party to this Agreement (together, the "Shareholders") shall vote all of its, his or her shares of voting securities issued by Mariner LLC in favor of the nominees so nominated.

           (b) Election of Replacement Directors. If any Management Director shall cease to serve as a director as a result of his resignation, removal, death or incapacity, then the vacancy created by that director's absence shall be filled by an individual selected by the Management Shareholders in accordance with subsection (d) of this Section A.2. Each Shareholder shall vote all of its, his or her shares of voting securities issued by Mariner LLC in favor of the nominees so nominated.

           (c) Removal of Directors. The removal from office as a director of any Management Director shall, in addition to any other requirement by Mariner LLC's certificate of formation or limited liability company agreement, require the approval of two of the Management Directors.

           (d) Selection of Management Directors. The persons who shall constitute the nominees for Management Directors shall be determined as follows:

                  (i) The initial Management Directors are Robert E. Henderson, Richard R. Clark and Michael W. Strickler ("Initial Management Directors");

                  (ii) As long as each Initial Management Director is an employee of Mariner LLC, Mariner Holdings, Mariner Energy or a direct or indirect subsidiary of Mariner LLC, Mariner Holdings or Mariner Energy, is willing to serve as a director of Mariner LLC and is able to serve as a director of Mariner LLC, he shall be named as a nominee for election as a Management Director;

                  (iii) If any Initial Management Director (or his successor selected in accordance with this subsection (d)) shall cease to serve as a director as a result of his resignation, removal, death or incapacity or because he no longer meets the requirements of subparagraph (ii) above, then his directorship shall be filled by the then-highest ranking executive officer of Mariner LLC who is not then serving as a director of Mariner LLC; provided, however, that if as a result of such selection there would then be no Management Director who was or became a Management Shareholder as of June 27, 1996, then instead the vacant directorship (and each successor) shall be filled by the then-highest ranking executive officer of Mariner LLC who is not then serving as a director and who was or became a Management Shareholder as of June 27, 1996, and if there is no such person, then the vacant directorship (and each successor) shall be filled by a person who is then the holder of the highest number of Common Shares and who was or became a Management Shareholder as of June 27, 1996 and is not currently serving as a director of Mariner LLC; any such replacement (or his successor) shall serve as long as he is willing to serve as a director of Mariner LLC and is able to serve as a director of Mariner LLC;

                  (iv) If any directorship to be held by a Management Director cannot be filled as described above for any reason, then the provisions of subparagraphs (a), (b) and (c) this Section A.2 shall no longer apply to that directorship, which shall be filled by a person nominated and elected in accordance with law and the provisions of Mariner LLC's limited liability company agreement.

           (e) Election of Other Directors. At any annual or special election of directors and except with respect to the Management Directors, each Shareholder shall vote all of its, his or her shares of voting securities issued by Mariner LLC in favor of nominees (the "Enron Directors") named by JEDI. If any Enron Director shall cease to serve as a director as a result of his resignation, removal, death or incapacity, then each Shareholder shall vote all of its, his or her shares of voting securities issued by Mariner LLC in favor of a replacement nominee named by JEDI.

           (f) Committees of the Board of Directors. If any executive committee (or committee having similar functions) of the board of directors of Mariner LLC is appointed, at least two members of that committee shall be Management Directors. If any compensation committee (or committee having similar functions) of the board of directors of Mariner LLC is appointed, at least one member of that committee shall be a Management Director. At least one member of the committee appointed pursuant to Mariner LLC's Share Option Plan (the "Option Plan") shall be a person who is a Management Director. No Management Director shall be appointed to any audit committee of the board of directors of Mariner LLC.

           (g) Election of Management Directors of Mariner LLC's Subsidiaries. The provisions of this Section A.2 regarding the nomination, election, replacement and removal of the Management Directors shall apply with respect to each direct and indirect subsidiary of Mariner LLC, it being intended that the Management Shareholders shall have the same representation on the boards of directors of each such subsidiary as they have on the board of directors of Mariner LLC. The provisions of this Section A.2 regarding the appointment of Management Directors on committees of the board of directors of Holdings shall apply with respect to each direct and indirect subsidiary of Mariner LLC, it being intended that the Management Shareholders shall have the same representation on committees of the boards of directors of each such subsidiary as they have on the board of directors of Mariner LLC. For purposes of this subsection A.2(g), references in subsections A.2(a)-(f) to Mariner LLC's certificate of formation and limited liability company agreement shall be deemed to be references to the subject subsidiary's certification of incorporation and bylaws, or analogous corporate governance documents.

A.3. CERTAIN BUSINESS OPPORTUNITIES.

           Neither Mariner LLC nor any of its subsidiaries shall have any obligation to bring, or otherwise share, any business opportunities with ECT, Enron or any affiliate of ECT or Enron. Mariner LLC and its subsidiaries may compete directly with ECT, Enron and their affiliates. ECT and each Shareholder acknowledge that, and agree to and waive any right to complain as a result of the fact that, Mariner LLC and its subsidiaries may, among other things, engage in oil and gas exploration and development in competition with Enron, ECT and their affiliates. For purposes of this Section A.3, a "business opportunity" means any opportunity for a person (i) to enter into any transaction pursuant to which the person would acquire (whether by purchase, lease or other transaction), own, invest in, finance, lend funds to, contribute capital to, manage, operate or otherwise participate in any person, assets or transaction, or (ii) to act as a broker, finder, financial adviser or investment banker with respect to any such transaction by any other person.


        B. MATTERS RELATING TO INDEMNIFICATION OF MANAGEMENT SHAREHOLDERS
                          REGARDING CERTAIN TAX MATTERS


B.1.       INDEMNITY.

           (a) Obligations to Indemnify. Mariner LLC and each of its subsidiaries shall, jointly and severally, indemnify, protect, save and hold harmless, on a fully grossed-up, after tax basis, the Management Shareholders (each an "Indemnified Management Shareholder") from and against any and all federal, state and local income taxes, together with any interest thereon, any penalties, additions to tax, fines and additional amounts with respect thereto and any interest in respect of such penalties, additions to tax, fines or additional amounts (each, a "Tax" and collectively, "Taxes") imposed on him or her and caused by or resulting from (i) the failure of the transactions described in Section B.1(c) of the Original Agreement to qualify for any reason as a Tax-free exchange under Section 351 of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) the failure of the Exchange Offer to qualify for any reason as a Tax-free exchange under Section 351 of the Code.

           (b) Determination of Amounts. The amount of Taxes for which indemnification is provided under subsection B.1(a): (i) shall be determined on a marginal basis, by comparing the amount of Taxes that the Indemnified Management Shareholder would have paid if the transactions described in Section B.1(c) of the Original Agreement or consummated pursuant to the Exchange Offer (as applicable, the "Relevant Transactions") had qualified as a Tax-free exchange under Section 351 of the Code and the amount of Taxes that such Indemnified Management Shareholder actually pays; and (ii) shall be increased to take account of any net Tax cost incurred by the Indemnified Shareholder arising from the receipt, payment or accrual of indemnity payments hereunder. In computing the amount of any such Tax cost, the Indemnified Management

Shareholder shall be deemed to recognize all other items of income, gain, loss, deduction or credit before recognizing any item arising from the receipt or accrual of any indemnity payment hereunder.

           (c) Timing of Payments. Mariner LLC shall make indemnity payments under this Section B.1 to the relevant Indemnified Management Shareholder five days prior to the date on which the Indemnified Management Shareholder is required to pay the relevant Tax to the relevant taxing authority, but in no case earlier than 20 days after the date the relevant Indemnified Management Shareholder notifies Mariner LLC in writing that such Tax is due and the amount thereof.

B.2.       TAX REFUNDS AND TAX BENEFITS.

           (a) Tax Refunds. If a refund, credit or other offset to Tax (a "Tax Refund") of any Taxes for which an Indemnified Management Shareholder has been indemnified by Mariner LLC pursuant to subsection B.1(a) is actually realized by such Indemnified Management Shareholder, such Indemnified Management Shareholder shall pay over to Mariner LLC the amount of such Tax Refund (together with interest received from the relevant taxing authority with respect thereto) no later than five days after such Tax Refund is actually realized by such Indemnified Management Shareholder.

           (b) Tax Benefits. If the amount of Taxes payable by an Indemnified Management Shareholder (or transferee of such Indemnified Management Shareholder) with respect to a subsequent transaction or with respect to a subsequent taxable period is less than the amount of Taxes such Indemnified Management Shareholder (or transferee) would have paid absent the Relevant Transactions as a result of a step-up in tax basis in the shares of common stock of Mariner Holdings or the Common Shares resulting from the Relevant Transactions failing to qualify as a tax-free exchange under Section 351 of the Code (such reduction in Taxes payable, a "Tax Benefit"), then such Indemnified Management Shareholder shall pay (or cause such transferee to pay) to Mariner LLC the amount of such Tax Benefit no later than five days after the date such Tax Benefit is actually realized by such Indemnified Management Shareholder (or transferee, as the case may be).

           (c) Actually Realized. For purposes of subsection B.2(b), an Indemnified Management Shareholder shall be deemed to have "actually realized" a Tax Refund, and an Indemnified Management Shareholder (or a transferee of an Indemnified Management Shareholder, as the case may be), shall be deemed to have "actually realized" a Tax Benefit, at the earlier of (i) the time such Tax Refund or Tax Benefit is realized by such Indemnified Management Shareholder (or transferee, as the case may be) in the form of a payment from the relevant taxing authority or (ii) the time the Indemnified Management Shareholder (or transferee, as the case may be) files a Tax return reflecting, or makes a payment of, Taxes in an amount that is less than the amount of Taxes that would have been payable by such Indemnified Management Shareholder (or transferee, as the case may be).

B.3. TAX REPORTING. Except as otherwise provided in subsection B.4 with respect to the resolution of a Tax Claim (as defined in subsection B.4) in accordance with the procedures set forth therein, the parties jointly and severally agree and acknowledge that the Relevant Transactions are intended to qualify as a tax-free exchange under Section 351 of the Code, and shall not take any position before any taxing authority that is inconsistent with such position.

B.4.       CERTAIN PROCEDURES.

           (a) Procedures Relating to Indemnification of Tax Claims. If any taxing authority shall notify a party hereto that it is making a claim which, if successful, might result in an indemnity payment by Mariner LLC or a subsidiary to an Indemnified Management Shareholder pursuant to Section B.1 (a "Tax Claim"), then such party shall give notice to Mariner LLC (or, if such party is Mariner LLC, Mariner LLC shall give notice to each Management Shareholder) in writing of such Tax Claim within five days of becoming aware of the existence of such Tax Claim. Mariner LLC shall thereafter control at its sole risk and expense all proceedings and may make all decisions taken in connection with such Tax Claim (including selection of counsel and settlement thereof) and, without limiting the foregoing, may in its sole discretion and at its sole risk and expense pursue or forego any and all administrative appeals, proceedings, hearings and conferences with any taxing authority with respect thereto, and may, in its sole discretion, either pay the Tax claimed on behalf of the relevant Indemnified Management Shareholder and sue for a refund where applicable law permits such refund suits or contest or settle such Tax Claim in any other permissible manner; provided, however, that (i) Mariner LLC shall not have the authority to extend the statute of limitations with respect to any Tax without the relevant Indemnified Management Shareholder's consent (which consent shall not be unreasonably withheld) and (ii) Mariner LLC's control of any contest or proceeding shall be limited to issues with respect to the Tax Claim and the relevant Indemnified Management Shareholder shall be entitled to settle or contest, in his or her sole and absolute discretion, any other issue raised by the Internal Revenue Service or any other taxing authority. If Mariner LLC elects to pay the relevant Tax on behalf of an Indemnified Management Shareholder and sue for a refund, Mariner LLC shall indemnify and hold harmless the Indemnified Management Shareholder (on a fully grossed-up, after-tax basis, determined in a manner analogous to that described in Section B.1) for any "taxes" (as defined in subsection B.4(c)) arising from such payment on such Indemnified Management Shareholder's behalf. In addition, Mariner LLC shall indemnify and hold harmless the Indemnified Management Shareholder (on a fully grossed-up, after-tax basis, determined in a manner analogous to that described in Section B.1) for any taxes arising from the payment of expenses by Mariner LLC incident to such contest or proceeding of such Tax Claim (including without limitation fees and disbursements of counsel and experts retained by Mariner LLC. If a claim by a taxing authority involves multiple issues, the contest of some of which are controlled by Mariner LLC hereunder, and the contest of others of which are controlled by an Indemnified Management Shareholder hereunder, and it is impossible to sever such issues, the choice of whether to pay the taxes relating to such multiple issues and sue for a refund (where available) or, instead, to contest such multiple issues without payment (such as in United States Tax Court), shall be made by the party (Mariner LLC or the Indemnified Management Shareholder) controlling the contest of the issues involving the larger potential liability for taxes.

           (b) Settlement. An Indemnified Management Shareholder shall not settle any Tax Claim without the prior written consent of Mariner LLC. Each party hereunder shall cooperate with the others in contesting any Tax Claim, which cooperation shall include the granting of appropriate powers of attorney to Mariner LLC, the retention and, upon request, the provision of records and information that are relevant to such Tax Claim, and making himself or herself available to provide additional information or explanation of any material provided hereunder or to testify at proceedings relating to such Tax Claim, and keeping the other parties reasonably informed of all developments, written materials, and events relating to such Tax Claim. If Mariner LLC requests an Indemnified Management Shareholder pursuant to this subsection B.4(b) to perform a particular task, Mariner LLC shall reimburse such Indemnified Management Shareholder (on a fully grossed-up, after-tax basis determined in a manner analogous to that described in subsection B.1(a)) for any necessary, reasonable and customary out-of-pocket expenses incurred by such Indemnified Management Shareholder in complying with such request.

           (c) Definition of Tax. For purposes of this Section B.4, the terms "tax" and "taxes" mean any and all federal, state and local taxes of any kind whatsoever (including, but in no way limited to, income taxes), together with any interest thereon, any penalties, additions to tax, fines or additional amounts with respect thereto and any interest in respect to such penalties, additions to tax, fines or additional amounts.


              C. MATTERS RELATING TO CERTAIN EMPLOYMENT AGREEMENTS
                                  AND BENEFITS


C.1. EMPLOYEE BENEFIT PLANS. For at least three years after June 27, 1996, the parties to this Agreement shall cause Mariner Energy to continue the employee benefit plans described on EXHIBIT 7 to this Agreement on the same terms and conditions as in effect on May 16, 1996; provided, however, that those plans may be amended, revised, merged and replaced if such action is required (or required to maintain the plan's qualified status, if applicable) under the Code, the Employee Retirement Income Security Act or applicable federal or state law and regulations promulgated thereunder; provided further, however, that if any such amendment, revision, merger or replacement results in a reduction in, discontinuance of or disallowance of any Management Shareholders' participation in or continued participation in, any plan, Mariner LLC shall take such steps as are necessary or advisable to provide such Management Shareholders, in the aggregate, with benefits reasonably comparable to those provided to such Management Shareholder prior to such reduction, discontinuance or disallowance.

C.2. OVERRIDING ROYALTY INTERESTS. At all times while this Agreement is in effect, the aggregate overriding royalty interests to be held by or due to David
S. Huber and employees of Mariner Energy (excluding Alan K. Hadfield) pursuant to their employment agreements with Mariner Energy or otherwise shall not exceed an aggregate of 1-1/2% before Payout (as defined in such agreements) and an aggregate of 6% after Payout, proportionately reduced to the Company Group's Working Interest (as defined in such agreements), and the aggregate overriding royalty interest to be held by or due to Alan K. Hadfield and other consultants (excluding David S. Huber) pursuant to their consulting services agreement with Mariner Energy or otherwise shall not exceed an aggregate of 1-1/2% before Payout and an aggregate of 1-1/2% after Payout, proportionately reduced to the Company Group's Working Interest, in each case subject to the adjustments, including without limitation those described in Sections 9.4.8(a), 9.4.8(b),
9.4.9 and 9.5, provided for in such
employment agreements and the comparable provisions in such consulting services agreements; provided, however, that the aggregate overriding royalty interests held by and due to employees and consultants in a prospect owned by Mariner Energy as of April 2, 1996, shall not be increased except as provided in such employment or consulting services agreement. The division from time to time while this Agreement is in effect among employees and consultants of the percentages described in the foregoing sentence will be determined by the Compensation Committee of the board of directors of Mariner Energy based on the recommendation of the chief executive officer of Mariner Energy.


          D. MATTERS RELATING TO ACQUISITION AND DISPOSITION OF SHARES


D.1.       COMPLIANCE WITH SECURITIES LAWS.

           (a) Representations. Each of the Shareholders represents to Mariner LLC and its subsidiaries and to all other Shareholders that as of the date the Shareholder acquired or acquires any securities issued by Mariner LLC or its subsidiaries, (i) those securities are and were acquired for that Shareholder's own account, for investment and not with a view to any distribution (except as set forth below with respect to JEDI's shares), (ii) the Shareholder's financial and other circumstances are such that the Shareholder can foresee no situation in which the Shareholder may be required to sell the securities, and (iii) Mariner LLC or its subsidiaries have furnished the Shareholder with such financial and other information as the Shareholder may reasonably request to enable the Shareholder to make an informed decision concerning the acquisition. Each Shareholder understands that no securities issued by Mariner LLC or any of its subsidiaries have been registered under the Securities Act of 1933 or under the securities laws of any other jurisdiction. Each Shareholder understands that, except with respect of the provisions of Section D.4. of this Agreement, neither Mariner LLC nor any of its subsidiaries is under any obligation to take any action to register any securities under any securities laws and that exemptions under applicable securities laws may not be available in connection with any Disposition (as defined below) of these securities. For purposes of this Agreement, a "Disposition" means any transfer, pledge, mortgage or other encumbrance, or any other disposition, of securities issued by Mariner LLC or its subsidiaries (or any interest in those securities), whether voluntary or involuntary, whether during the lifetime of the Shareholder making the Disposition or on the death of the Shareholder, as applicable. JEDI may make a Disposition of its Common Shares from time to time in accordance with the provisions of Section D.3. of this Agreement, but any such Disposition shall be made in compliance with the provisions of this Section D.1.

           (b) Agreements. No Shareholder shall make a Disposition of any Common Shares unless there is furnished to Mariner LLC an opinion of counsel reasonably satisfactory in form and substance to Mariner LLC that registration of the Common Shares which are the subject of the Disposition is not required under applicable securities laws or unless the requirement contained in this subparagraph (b) is waived in writing by Mariner LLC.

           (c) Stock Certificates. Each certificate representing Common Shares shall bear an appropriate legend covering the matters described in this Section
D.1. and other provisions of this Agreement.

D.2. PREEMPTIVE RIGHTS TO ACQUIRE ADDITIONAL SECURITIES.

           (a) Offer to Certain Shareholders. If Mariner LLC proposes to issue, sell or grant any of its capital shares or any right, warrant, option, convertible security or exchangeable security, or indebtedness or other rights exercisable for or convertible into, or exchangeable for, directly or indirectly, any capital stock of Mariner LLC ("capital stock equivalents"), then Mariner shall, no later than 16 days before the consummation of any such issuance, sale or grant (collectively, any "Issuance") give written notice to each Shareholder of the proposed Issuance. The notice shall describe the proposed Issuance, identify the proposed purchasers, and contain an offer to each Shareholder to sell to such Shareholder, at the same price and for the same consideration to be paid by the proposed purchasers, the Shareholder's pro rata portion (which is the ratio of the number of shares of fully diluted Common Shares owned by the Shareholder immediately before such Issuance to the total number of shares of fully diluted Common Shares owned by all Shareholders immediately before such Issuance) of such capital shares and capital share equivalents included in such Issuance, subject to the provisions of this Section
D.2. Each Shareholder shall have a right of over-allotment to the effect that if any Shareholder fails to exercise its, his or her rights under this Section D.2. to purchase its, his or her pro rata portion, the other Shareholders may purchase the nonpurchasing Shareholder's portion on a pro rata basis or on such other basis as the Shareholders who are purchasing securities pursuant to the offer shall agree.

           (b) Responses to Offer. Any Shareholder desiring to exercise an over-allotment right shall so indicate in its response to Mariner LLC. Any Shareholder desiring to purchase a portion or all of the Issuance shall indicate its, his or her acceptance of Mariner LLC's offer by written notice within 15 days after its or his receipt of Mariner LLC's notice pursuant to this Section
D.2. The Issuance of and payment for the securities so accepted shall be consummated at a time (but no more than 60 days following the expiration of such 15-day period) and place within Houston, Texas, to be designated by Mariner LLC.

           (c) Compliance with Securities Laws. If any Shareholder who has elected to purchase a portion or all of the Issuance is not an accredited investor (as that term is defined by applicable federal securities laws), then Mariner LLC shall use all reasonable efforts to permit that Shareholder to exercise its, his or her rights under this Section D.2 in compliance with applicable securities laws, but Mariner LLC shall not be required to register the Issuance to permit that Shareholder to purchase any part of the Issuance. To the extent a Shareholder who wishes to purchase part of the Issuance is not able to do so notwithstanding such reasonable efforts by Mariner LLC, that Shareholder will not have the right to purchase any part of the Issuance, notwithstanding the provisions of this Section D.2.

           (d) Issuance of Unaccepted Securities. If the Shareholders collectively fail, after taking into account exercises of over-allotment rights, to elect to purchase all of the capital shares proposed to be issued, then Mariner LLC may, within the 60 days following the expiration of such 15-day period, proceed with that portion of the Issuance that the Shareholders did not elect to purchase, free of any right on the part of such Shareholder under this Section D.2. in respect thereof.

           (e) Exceptions. This Section D.2. shall not apply to (i) Issuances of options to employees pursuant to the Option Plan and the exercise of those options, (ii) capital shares or capital share equivalents issued pursuant to the acquisition of a business entity or assets by way of merger, purchase of assets or otherwise, (iii) capital shares or other securities issued in connection with the Credit and Subordination Agreement dated as of September 2, 1998 between Mariner Holdings (or its successor, including Mariner LLC) and ECT whereby Mariner Holdings may issue up to 142,858 shares of Common Shares (subject to adjustment based on antidilution adjustments provided for therein (the "Conversion Shares"), (iv) Common Shares issued pursuant to the Exchange Offer, and (v) Common Shares issued in an offering that is underwritten on a firm commitment basis by a nationally recognized investment banking firm or in a merger or other business combination involving Mariner LLC if immediately thereafter Mariner LLC (or its successor) is subject to the reporting requirements of Section 13 or Section 15 of the Securities Exchange Act of 1934 (in either case, an "Initial Public Offering").

D.3.       TRANSFERABILITY OF COMMON SHARES.

           (a) Transferability by Non-Management Shareholders. Each Shareholder who is not a Management Shareholder has the right to transfer Common Shares, subject only to the provisions of Section D.1 of this Agreement.

           (b) Transferability by Management Shareholders. On or after May 16, 2001, a Management Shareholder shall have the right to transfer his or her shares, subject only to the provisions of Section D.1 of this Agreement. Until the expiration of May 16, 2001, a Management Shareholder may not voluntarily transfer his or her Common Shares unless they are transferred to a family member or to another Management Shareholder. However, a Management Shareholder shall have the right at any time to make a bona fide pledge or mortgage of his or her shares. Any transfer of Common Shares resulting from the death, divorce, bankruptcy or foreclosure of any pledged shares shall not be deemed to be a voluntary transfer. The Management Shareholders may enter into any such agreement among themselves regarding their rights to purchase and sell each other's shares as they deem appropriate. The provisions of this subsection D.3(b) shall not be deemed to have applied to the exchange of common stock of Mariner Holdings for Common Shares pursuant to the Exchange Offer.

           (c)    Tagalong Rights.

                  1. Requirement to Send Tagalong Notice. If any Shareholder or group of Shareholders proposes to sell or exchange Common Shares in one transaction or a series of related transactions that will result in any person who is not a Financial Participant (as defined below), together with that person's affiliates, or any group (as such term is used under Section 13(d)(3) of the Securities Exchange Act of 1934 and provided that no person shall be deemed a member of a group solely because he is a party to this Agreement) of persons that has any member that is not a Financial Participant, together with the affiliates of the members of the group (the "Acquiring Persons"), beneficially owning at least 30 percent of the outstanding Common Shares, then the proposing Shareholder or Shareholders (the "Selling Shareholders") shall give a written notice (the "Tagalong Notice") to each Management Shareholder describing the consideration proposed to be paid per Common Share in the proposed transaction and including a true and complete copy of the agreement (the "Acquisition Agreement") pursuant to which the shares would be acquired. A "Financial Participant" shall mean an entity that represents and warrants in writing to the Selling Shareholders and to Mariner LLC that (i) as to that part of the entity's business engaged in or relating to, directly or indirectly, the oil and gas industry, the entity is primarily engaged in investing, including without limitation by way of purchase of debt or equity securities, in other entities, which may include oil and gas companies, and (ii) the entity is not the operator of any oil and gas wells and does not have a significant oil and gas management team, including geologists and production engineers.

                  2. Exceptions to Requirements. The provisions of this subsection D.3(c) shall not apply (1) if the Acquiring Person is ECT or Mariner LLC or any entity controlled, directly or indirectly, by ECT or Mariner LLC or (2) if Mariner LLC has consummated an Initial Public Offering.

                  3. Tagalong Rights. Notwithstanding Section D.3(b) hereof,

                                    (1) If the proposed transaction would result
                           in the beneficial ownership by the Acquiring Persons of at least 30 percent but less than 50 percent of the outstanding Common Shares, then each Management Shareholder shall have the right to include in the proposed transaction a number of shares equal to the product of (a) the aggregate number of shares to be sold by the Selling Shareholders in the proposed transaction and (b) a fraction with a numerator equal to the number of shares of Common Shares owned by such Management Shareholder plus the number of Common Shares acquirable by such Management Shareholder upon the exercise of share options granted to such Management Shareholder under the Option Plan (whether then vested or not) and a denominator equal to the number of Common Shares owned in the aggregate by all Shareholders plus all the shares acquirable by the Management Shareholders under the Option Plan (whether then vested or not); and


                                    (2) if the proposed transaction would result
                           in the beneficial ownership by the Acquiring Persons of at least 50 percent of the outstanding Common Shares, then each Management Shareholder shall have the right to include in the proposed transaction a number of shares equal to the total number of Common Shares owned by such Management Shareholder at the time of the closing of the proposed transaction plus the number of Common Shares acquirable by such Management Shareholder upon the exercise of share options granted to such Management Shareholder under the Option Plan (whether vested or not), to the extent such options are exercised at the time of the closing of the proposed transaction; provided, that, if the proposed transaction would result in the beneficial ownership by the Acquiring Persons of at least 50 percent of the outstanding Common Shares, in no event shall a Management Shareholder be entitled to sell more than the number of shares such that after such sale such Management Shareholder would beneficially own (after taking into account Common Shares acquirable by such Management Shareholder upon the exercise of share options granted to such Management Shareholder under the Option Plan (whether then vested or not)) less than the number of shares that, when divided by the total number of Common

                           Shares owned at the Management Closing Time or thereafter acquired by such Management Shareholder plus the number of Common Shares acquirable by such Management Shareholder upon the exercise of options granted to such Management Shareholder under the Option Plan (whether then vested or not), would equal the quotient of (x) the number of Common Shares owned by ECT, JEDI or any entity controlled, directly or indirectly, by ECT, immediately after the proposed transaction, divided by (y) the number of Common Shares owned by JEDI as of June 27, 1996.

                  4. Consideration in the Form of Securities. If the consideration to be received in the proposed transaction includes any securities and if any Management Shareholder who has exercised his right to include Common Shares in the proposed transaction is not an accredited investor (as that term is defined by applicable federal securities laws), then Mariner LLC and the Shareholders who are participating in the proposed transaction shall use all reasonable efforts to permit that Management Shareholder to participate in the proposed transaction in compliance with applicable securities laws; to the extent such participation is not possible notwithstanding such reasonable efforts, then Mariner LLC and the Shareholders who are participating in the proposed transaction shall cause the shares to be acquired by the Management Shareholder that is not an accredited investor to be registered to enable the Management Shareholder to acquire such securities. Notwithstanding the obligations described in the immediately preceding sentence, the Shareholders participating in the proposed transaction may, instead of satisfying such obligations, require the purchaser in the proposed transaction to pay one or more such nonaccredited investors the cash value of the securities otherwise issuable in the proposed transaction, such value to be determined by an independent investment banking company engaged by Mariner LLC, at its expense.

                  5. Acceptance of Tagalong Offer. Each Management Shareholder who wishes to include his or its Common Shares in the proposed transaction in accordance with the terms of this Section D.3(c) shall so notify the Selling Shareholders not more than 14 days after the date the Tagalong Notice is sent to the Management

           Shareholders. The participation of any Management Shareholder in the proposed transaction shall be conditioned upon the Management Shareholder's (i) execution of an agreement substantially similar to the Acquisition Agreement whereby the Management Shareholder would make representations and warranties comparable to those to be made by the Selling Shareholders, but with respect to representations and warranties particular to the Selling Shareholders or the Common Shares owned by them, a Management Shareholder shall be required only to provide comparable representations and warranties concerning such Management Shareholder and the shares owned by such Management Shareholder and (ii) agreeing to use his reasonable efforts to assist in consummating the proposed transaction.

                  6. Obligations of Selling Shareholders upon Acceptance of Tagalong Offer. If any Management Shareholder elects to participate in the proposed transaction, the Selling Shareholders shall use their reasonable efforts to cause the other party or parties to the transaction to acquire from such Management Shareholder the number of Common Shares that such Management Shareholder is entitled to include in the transaction under this Section D.3(c), on the same terms and conditions applicable to the Selling Shareholders. If, however, such other parties are for any reason unwilling or unable to purchase the aggregate number of shares from the Selling Shareholders as well as such Management Shareholder, then the Selling Shareholders shall reduce, to the extent necessary, the number of shares they otherwise would have sold in the proposed transaction so as to permit the Management Shareholders who have properly elected to participate in such transaction to sell the number of shares they are entitled to sell under this Section D.3(c).

                  7. Alternative Pricing in Certain Events. If the proposed transaction would result in the beneficial ownership by the Acquiring Persons of 50 percent or more of the outstanding Common Shares, and if that transaction is one of two or more related transactions, the purpose of which is to minimize the benefits otherwise available to the Management Shareholders under this Section D.3(c), then each Management Shareholder participating in the proposed transaction shall be entitled to receive, and the Selling Shareholders shall pay to each Management Shareholder participating in the proposed transaction, the excess, if any, of (a) the product of (i) the number of shares to be acquired from a Management Shareholder in the proposed transaction and (ii) the average per-share price (or value) received or to be received by the Selling Shareholders for all Common Shares sold or exchanged in all such related transactions, over (b) the product of (i) the number of shares to be acquired from the Management Shareholder in the proposed transaction and (ii) the per-share price (or value) to be received by the Selling Shareholders in the proposed transaction.

                  8. Closing. At the closing of the proposed transaction, each participating Shareholder shall deliver to the acquiring party in the transaction certificates representing the shares to be purchased duly endorsed for transfer or accompanied by duly executed stock powers or assignments, free and clear of all liens, encumbrances and adverse claims with respect thereto.

                  9. Special Provisions for Options. Notwithstanding the terms of the Option Plan or the option agreements issued thereunder, each Management Shareholder shall be entitled to exercise unvested options to the extent, but only to the extent, necessary to allow the Management Shareholder to sell Common Shares such Management Shareholder is actually selling pursuant to this Section D.3(c) (it being the intent of the parties that a participating Management Shareholder first sell Common Shares he already owns, then Common Shares issuable on exercise of options then vested, and finally, if necessary, Common Shares issuable on exercise of options not then vested).

D.4.       REGISTRATION RIGHTS.

           (a) Demand Registration Rights of JEDI and ECT. At any time after the expiration of 90 days after the consummation of an Initial Public Offering, JEDI or ECT may request Mariner LLC to register under the Securities Act of 1933 (the "Securities Act") all or any portion of its Common Shares. Promptly following the receipt of a notice from JEDI or ECT pursuant to this subparagraph (a), Mariner LLC shall notify each other Shareholder (including JEDI or ECT as the case may be) of the receipt of the notice and shall use its best efforts to register under the Securities Act the Common Shares specified in the notice from JEDI or ECT and any Common Shares then held by the other Shareholders as specified in any notices received from those other Shareholders not later than the fifth day after receipt of the notice sent by Mariner LLC. Mariner LLC shall be obligated to register Common Shares pursuant to this subparagraph (a) in respect of a request by JEDI on three occasions only and in respect of a request by ECT on one occasion only. However, Mariner LLC shall not be obligated to prepare and file any registration statement pursuant to this subparagraph (a), or to prepare or file any amendment or supplement thereto, at any time when Mariner LLC, in the good faith judgment of its board of directors, expressed by resolution specifying the reason therefor, reasonably believes that the filing thereof at the time requested, or the offering of securities pursuant thereto, would materially adversely affect a pending or proposed public offering of Mariner LLC's securities, or an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction or negotiations, discussions or pending proposals with respect thereto. The filing of a registration statement, or any amendment or supplement thereto, by Mariner LLC may not be deferred pursuant to the provisions of the preceding sentence on more than one occasion with respect to each demand registration right, nor may it be deferred for more than 30 days after the abandonment or consummation of any of the foregoing proposals or transactions or, in any event, for more than 90 days after Mariner LLC's receipt of notice from JEDI or ECT under this subparagraph (a). However, if the deferral is with respect to any effective registration statement the deferral may not extend beyond such date as would reasonably be necessary to permit any post-effective amendment thereto to become effective, and the time period set forth in clause (vii) of subparagraph
(d) below shall be extended for a period equal to the length of time of that deferral.

           (b) Piggy-Back Registration Rights of JEDI and the Management Shareholders. If Mariner LLC proposes to register any Common Shares under the Securities Act (except with the respect to registration statements filed on Form S-8 or Form S-4 or such other forms as shall be prescribed under the Securities Act for the same purposes as of those forms), it will at each such time, before the filing of a registration statement in connection therewith give written notice to all of the Shareholders of its intention so to do and, on the written request (which must specify the number of Common Shares and the proposed manner of their distribution for inclusion in the registration) of any of the Shareholders delivered to Mariner LLC within five days of receipt of Mariner LLC's notice, Mariner LLC will use its best efforts to cause any Common Shares then held by the requesting Shareholders to be included in the shares to be registered by the registration statement proposed to be filed by Mariner LLC, all to the extent requisite to permit the sale or other disposition (in accordance with the written request of the requesting shareholders) by such of the Shareholders as have so requested registration. Nothing contained in this subparagraph (b) shall, however, limit Mariner LLC's right to cancel, postpone or withdraw any proposed registration. If any registration pursuant to this subparagraph (b) shall be, in whole or in part, in connection with an underwritten offering of Common Shares, any request by the Shareholders to register Common Shares may, but need not, request that the Common Shares be included in the underwriting on the same terms and conditions as the Common Shares to be registered, if any, and sold through underwriters under the registration. However, as a condition to that inclusion the requesting Shareholders shall execute an underwriting agreement having such customary terms as the underwriters shall request and if the managing underwriter determines and advises in writing that the inclusion in the underwriting of all Common Shares proposed to be included by the requesting Shareholders and any other Common Shares sought to be registered by any other Shareholder of Mariner LLC exercising rights comparable to those of the Shareholders under this subsection
(b) ("Other Common Shares") would interfere with the successful marketing of the securities proposed to be registered for underwriting by Mariner LLC or by any holder of Common Shares having the right to require Mariner LLC to file a registration statement to register Common Shares, then the number of Common Shares and Other Common Shares requested to be included in the underwriting shall be reduced pro rata among the Shareholders and the holders of Other Common Shares requesting such registration and inclusion in the underwriting and may, in the determination of the managing underwriter and consistent with the pro rata reduction, be reduced to zero. If Mariner LLC has an underwritten offering of Common Shares and the requesting Shareholders' Common Shares is registered in the registration statement for the offering but the requesting Shareholders do not for any reason sell any of their Common Shares to the underwriter for Mariner LLC in connection with the offering, the Shareholders shall refrain from selling their Common Shares during the period of distribution of Mariner LLC's equity securities by the underwriter and the period in which the underwriter participates in the after-market. However, any such Shareholders shall be entitled to sell their shares in connection with the registration commencing on the 90th day after the effective date of the registration.

           (c) Special Demand Registration Right of JEDI. If no Initial Public Offering has been consummated by the fifth anniversary of [April 1, 1996], then at any time thereafter, any person who at the time of the request described below owns at least 30% of the outstanding Common Shares and who is JEDI or an assignee of JEDI (the "30% Shareholder") may request Mariner LLC to register under the Securities Act all or any portion of its Common Shares. Promptly following receipt of a notice from the 30% Shareholder pursuant to this subparagraph (c), Mariner LLC shall notify each other Shareholder of the receipt of the notice and shall use its best efforts to register under the Securities Act, for public sale pursuant to such distribution, the Common Shares specified in the notice from the 30% Shareholder and any Common Shares issued to the other Shareholders as specified in any notices received from the other Shareholders no later than the fifth day after receipt of the notice sent by Mariner LLC. Mariner LLC shall be obligated to register stock pursuant to this subparagraph
(c) on one occasion only. However, Mariner LLC shall not be obligated to prepare any registration statement pursuant to this subparagraph (c) or to prepare or file any amendment or supplement thereto, at any time when Mariner LLC, in the good faith judgment of its board of directors, expressed by resolutions specifying the reason therefor, reasonably believes that the filing thereof at the time of request, or the offering of securities pursuant thereto, would materially adversely affect a pending or proposed public offering of Mariner LLC's securities, or an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction or negotiations, discussions, or pending proposals with respect thereto. The filing of a registration statement, or any amendment or supplement thereto, by Mariner LLC may not be deferred pursuant to the provisions of the preceding sentence on more than one occasion nor may it be deferred for more than 30 days after the abandonment or consummation of any of the foregoing proposals or transactions or, in any event, for more than 90 days after Mariner LLC's receipt of notice from the 30% Shareholder under this subparagraph (c). However, if the deferral is with respect to any effective registration statement the deferral may not extend beyond such date as would reasonably be necessary to permit any post-effective amendment thereto to become effective, and the time period set forth in clause (vii) of subparagraph (d) below shall be extended for a period equal to the length of time of that deferral.

           (d) Registration Responsibilities of Mariner LLC. Whenever Mariner LLC is required by the provisions of this Section D.4 to use its best efforts to effect the registration of stock under the Securities Act, Mariner LLC will, subject to the other provisions of this Section D.4:


                   (i) as expeditiously as practicable, prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement on the appropriate form with respect to the shares to be registered and seek to cause the registration statement to become and remain effective;

                  (ii) as expeditiously as practicable, prepare and file with the Commission such amendments and supplements to the registration statement and the prospectus used in connection therewith as may be necessary to keep the registration statement effective and to comply with the provisions of the Securities Act;

                  (iii) as expeditiously as practicable, furnish to each of the persons registering shares pursuant to the registration statement and to each underwriter, if any, such number of copies of a prospectus and a preliminary prospectus in conformity with the requirements of the Securities Act, and such other documents as such persons and underwriter may reasonably request to facilitate the public sale or other disposition of the stock to be sold; however, the obligation of Mariner LLC to deliver copies of prospectuses or preliminary prospectuses to the sellers shall be subject to the receipt by Mariner LLC of reasonable assurances from them that they will comply with the applicable provisions of the Securities Act and of such other securities laws as may be applicable in connection with any use by them of any prospectuses or preliminary prospectuses;

                  (iv) as expeditiously as practicable, furnish at the request of the Shareholders requesting registration, on the date that the Common Shares are to be delivered to the underwriters for sale pursuant to the registration or if the Common Shares are not being sold through underwriters, on the date the registration statement with respect to the Common Shares becomes effective (A) an opinion, dated such date, of the independent counsel representing Mariner LLC for the purposes of the registration, addressed to the underwriters, if any, and to the Shareholders making the request, stating that the registration statement has become effective under the Securities Act and that (1) to the best of counsel's notice, no stop order suspending the effectiveness of the registration statement has been instituted or is pending or contemplated under the Securities Act;
           (2) the registration statement, the related prospectus and each amendment or supplement thereto, including all documents incorporated by reference therein, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that counsel need express no opinion as to financial statements or other financial or reserve data contained or incorporated by reference therein); (3) no facts have come to the attention of counsel that cause counsel to believe (with customary qualifications) that either the registration statement or the prospectus, or amendment or supplement thereto, including all documents incorporated by reference therein, in light of the circumstances under which they were made, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that counsel need express no belief as to financial statements or other financial or reserve data contained or incorporated by reference therein or as to any information provided by the selling Shareholders or any underwriter for inclusion therein); (4) counsel does not know of any legal or governmental proceedings, pending or contemplated required to be described in the registration statement or prospectus, or any amendment or supplement thereto, including all documents incorporated by reference therein, that are not described as required, or of any contracts or documents or instruments of a character required to be described in the registration statement or prospectus, or any amendment or supplement thereto, including all documents incorporated by reference therein, or to be filed as exhibits to the registration statement that are not described and filed as required; and (5) as to such other customary matters as the underwriter or the selling Shareholders shall reasonably request; and (B) a letter dated such date, from the independent certified public accountants of Mariner LLC, addressed to the underwriters, if any, and to the selling Shareholders making the request, stating that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of the accountants, the financial statements and other financial data of Mariner LLC included in the registration statement or the prospectus, or any amendment or supplement thereto, including all documents incorporated by reference therein, comply as to form in all material respects with the applicable accounting requirements of the Securities Act. The letter from the independent certified public accountants shall cover also such other customary financial matters (including information as to the period ending not more than five business days before the date of the letter) with respect to the registration in respect of which the letter is being given as the underwriters, if any, or the selling Shareholders making request may reasonably request;

                  (v) as expeditiously as practicable, use its best efforts to register or qualify the Common Shares registered by the registration statement under such other securities laws of such U.S. jurisdictions as the underwriters, if any, or the selling Shareholders making the request shall reasonably request (considering the nature and size of the offering) and do any and all other acts and things that may be necessary or desirable to enable the selling Shareholders making the request to consummate the public sale or other disposition of the Common Shares being registered in those jurisdictions. However, Mariner LLC shall not be required to qualify to transact business as a foreign corporation in any jurisdiction in which it otherwise would not be required to be so qualified or to take any action that would subject it to general service of process in any jurisdiction in which it has not been so subject;

                  (vi) bear all Registration Expenses (as defined below) in connection with all registrations under this Section D.4. However, all Selling Expenses (as defined below) of Common Shares held by selling Shareholders and all fees and disbursements of counsel for selling Shareholders in connection with each registration pursuant to this Section D.4 shall be born by the selling Shareholders pro rata in proportion to the number of Common Shares covered by the registration or in such other proportion as the selling Shareholders may agree. For purposes of this subparagraph (d), expenses incurred by Mariner LLC in complying with this Section D.4, including without limitation all registration and filing fees, all printing expenses, all fees and disbursements of counsel for Mariner LLC, all blue sky fees and expenses and all fees and expenses of accountants for Mariner LLC are referred to as "Registration Expenses". All underwriting fees and discounts and selling commissions and fees and expenses of any underwriters applicable to the sales in connection with the registration are referred to as "Selling Expenses";

                  (vii) keep each registration pursuant to this Section D.4 effective for a period of 90 days or such shorter period of time until the transfer or sale of all Common Shares so registered has been completed; and

                 (viii) take such other action as is customary and reasonable in connection with such registration.

           (e) Indemnification by Mariner LLC. If Mariner LLC registers any Common Shares under the Securities Act pursuant to this Section D.4, Mariner LLC will indemnify and hold harmless each selling Shareholder, and any other person who controls a selling Shareholder within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or severally, to which the selling Shareholder or the controlling person may become subject under the Securities Act or otherwise, insofar as the losses, claims, damages or liabilities or actions in respect thereof arise out of or are based on any untrue statement or alleged statement of any material fact contained, on the effective date thereof, in any registration statement under which the Common Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment thereof or supplement thereto, including all documents incorporated by reference therein, or arise out of or are based on the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements not misleading, and will reimburse each such Shareholder and each such controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; however, Mariner LLC will not be liable in any such case to the extent that such loss, claim, damage, or liability arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in the registration statement, preliminary prospectus, final prospectus or amendment or supplement, including all documents incorporated by reference therein, in reliance on and in conformity with written information furnished to Mariner LLC through an instrument duly executed by or on behalf of any of the selling Shareholders or a controlling person of any of the selling Shareholders specifically for use in the preparation thereof.

           (f) Indemnification by Selling Persons. If Mariner LLC registers Common Shares under the Securities Act pursuant to this Section D.4, each selling Shareholder will severally indemnify and hold harmless Mariner and each person, if any, who controls Mariner LLC within the meaning of Section 15 of the Securities Act, each officer of Mariner LLC who signs the registration statement, each director of Mariner LLC, and each underwriter, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against any and all such losses, claims, damages, liabilities or actions that Mariner LLC or such officer, director, underwriter or controlling person may become subject to under the Securities Act or otherwise, and will reimburse Mariner LLC, each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by such party in connection with investigating or defending such loss, claim, damage, liability or action, if such loss, claim, damage, liability or action relates to a statement or omission that was made in reliance on and in conformity with information furnished in writing to Mariner LLC by or on behalf of such selling Shareholder specifically for use in connection with the preparation of the registration statement or prospectus. The selling Shareholders shall also indemnify each such underwriter and each person who controls any such underwriter within the meaning of Section 15 of the Securities Act as may reasonably and customarily be requested by the underwriters in connection with any underwritten offering of Common Shares, but in no event shall any selling Shareholder be required to pay more under any circumstances than the amount he or it receives from the proceeds of the sale of his or its Common Shares pursuant to such indemnification provisions.

           (g) Procedures for Indemnification. Promptly after receipt by any indemnified person of notice of any claim or commencement of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to subparagraph (e) or subparagraph (f) under this Section D.4, the indemnified person shall notify the indemnifying person in writing of the claim or commencement of an action and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified of the same, the indemnifying person shall be entitled to participate therein and, to the extent it shall wish to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person, and after notice from the indemnifying person to the indemnified person of its election to assume the defense thereof, the indemnifying person shall not be liable to the indemnified person in connection with the defense thereof. However, if there exists or will exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and the indemnifying person, then the indemnified person shall be entitled to retain its own counsel at the expense of the indemnifying person.

           (h) Mariner LLC's Indemnification of Underwriters. To the extent necessary to facilitate the sale of Common Shares and an underwritten offering pursuant to a registration statement registering shares pursuant to this Section D.4, Mariner LLC shall, in connection with any such sale, enter into an agreement indemnifying the underwriter or underwriters and each other person, if any, who controls the underwriter or underwriters in the registration from liability under the Securities Act; however, the agreement shall be reasonable and customary in scope and effect.

           (i) Transferability of Registered Shares. The provisions of Section
D.1 of this Agreement relating to the transfer of Common Shares shall cease and terminate as to any Common Shares that have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition by the selling Shareholder set forth in the registration statement covering those shares. Whenever the time period limitations and other conditions imposed by Rule 144 promulgated under the Securities Act or any successor or similar rule or statute shall allow free transferability of Common Shares, the Shareholder holding the Common Shares bearing the restrictive legend as to which such conditions have terminated shall be entitled to receive from Mariner LLC, without expense, a new stock certificate not bearing the restrictive legend representing the Common Shares, and the rights of the Shareholders as to registration provided for in this Section D.4 shall terminate immediately upon their becoming so entitled with respect to those shares.


D.5. AGREEMENT TO APPLY TO TRANSFERRED AND NEWLY ISSUED SHARES. No transfer of any Common Shares shall be effected and no capital shares of Mariner LLC or capital share equivalents shall be issued unless the transferee or issuee shall have simultaneously entered into an addendum agreement in substantially the form attached to this Agreement as EXHIBIT 8 ("Addendum Agreement") with Mariner LLC on its own behalf and on behalf of the other Shareholders pursuant to the power of attorney granted in Section D.6. of this Agreement. All provisions of this Agreement shall continue to apply to any holders of those securities, it being the intention of the parties to this Agreement that the provisions of this Agreement shall be applicable to the securities issued by Mariner LLC, as well as to the holders of those securities. However, the foregoing sentence shall not apply to JEDI's right to name non-Management Directors pursuant to subsection
(e) of Section A.2 of this Agreement. All references to "Shareholder" in this Agreement, shall include ECT, and ECT agrees to be bound as a non-Management Stockholder, if and as long as ECT owns Common Shares, and the execution and delivery of this Agreement by ECT shall be deemed to satisfy the requirements of Subsection D.5 of this Agreement with respect to the issuance of the Conversion Shares.

D.6. POWER OF ATTORNEY. For the purpose of executing an Addendum Agreement, the Shareholders appoint Mariner LLC as their agent and attorney to execute the Addendum Agreement on their behalf and expressly bind themselves to the Addendum Agreement by Mariner LLC's execution of that Agreement without further action on their part.


                  E. GENERAL MATTERS RELATING TO THIS AGREEMENT


E.1. AMENDMENT. This Agreement may be amended by the parties only by an instrument in writing signed by (a) the holders of two-thirds of the outstanding Common Shares, (b) each Shareholder who holds, as of the effective date of the amendment, at least ten percent of the then-outstanding Common Shares, (c) a majority of the Management Directors and (d) at least one Management Director who was or became a Management Shareholder as of June 27, 1996, and, if there is no such person, at least one Management Shareholder who was or became a Management Shareholder as of June 27, 1996 (unless no such person exists, in which case the amendment need not be signed by the person described in this clause (d)). However, no amendment shall impose any additional material obligation on any party to this Agreement without that party's written consent. For purposes of this Section E.1, a person who held shares of Mariner Holdings common stock as of a specified date shall be a "Shareholder".

E.2. WAIVER. A party to this Agreement may (without the consent of any other person) waive in writing any (i) obligation owed to him, her or it under this Agreement by any other party to this Agreement or (ii) right he or it has in this Agreement. A waiver may be made prospectively or retroactively. Any term or provision of this Agreement may be waived in writing at any time by the party entitled to its benefits. Any waiver of any term or condition of this Agreement by any party shall not be construed as a waiver of any subsequent breach or failure of the same term or condition, or waiver of any other term or condition of this Agreement.

E.3. INCLUSIVENESS. This Agreement and the exhibits to this Agreement set forth the entire understanding of the parties to this Agreement with respect to the subject matter of this Agreement. This Agreement and the exhibits to this Agreement supersede all existing agreements concerning the subject matter of this Agreement.

E.4. NOTICES. Any notice or other communication required or permitted to be given under this Agreement shall be in writing and may be mailed by certified mail, return receipt requested (or by the most nearly comparable method if mailed from or to a location outside of the United States), to the party to whom it is to be given at the address of that party set forth at the end of this Agreement under the signature of that party (or to another address that the party shall have furnished in writing in accordance with the provisions of this Section E.4), or sent by other means, with a copy to each of the other parties to this Agreement. Any notice or other communication shall be dated as of the date it is sent and shall be deemed given when sent in accordance with the provisions of this Agreement.

E.5. ASSIGNABILITY AND BINDING EFFECT. JEDI and the Management Shareholders may transfer their Common Shares pursuant to the provisions of Section D.3 of this Agreement, subject only to the provisions of Section D.1 of this Agreement (relating to compliance with securities laws) and Section D.5 of this Agreement (relating to transferees' execution and delivery of Addendum Agreements). Any person becoming a holder of Common Shares shall be subject to the provisions of this Agreement, in accordance with the terms of Section D.5 of this Agreement. The provisions of this Agreement shall be binding on and inure to the benefit of the successors and assigns of the parties to this Agreement.

E.6. NO THIRD PARTY BENEFICIARIES. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person who is not or has not become a party to this Agreement, except with respect to Enron and its affiliates pursuant to subsection A.3(a) of this Agreement.

E.7. SEVERABILITY. If any provision of this Agreement is invalid, illegal or unenforceable, the balance of this Agreement shall remain in full force and effect, and if any provision is inapplicable to any person or circumstance, it shall, nevertheless, remain applicable to all other persons and circumstances.

E.8. HEADINGS. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

E.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

E.10. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Texas, without giving effect to principles of conflict of laws (recognizing that Delaware corporate law or limited liability company law, as applicable, will apply to matters relating to the internal affairs of each party that is a Delaware entity).

E.11. TERMINATION. This Agreement shall terminate automatically upon (a) the bankruptcy (whether by a court of competent jurisdiction or voluntarily) or dissolution of Mariner LLC, (b) the occurrence of any event that reduces the number of Shareholders to one, (c) the merger or consolidation of Mariner LLC with a corporation or other business entity, if Mariner LLC is not the surviving entity and if the Shareholders do not hold, directly or indirectly, at least 50% of the outstanding voting stock of the surviving corporation, (d) the sale of substantially all of the assets of Mariner LLC, Mariner Holdings or Mariner Energy, (e) the acquisition by one person (or group of affiliated persons), not affiliated with JEDI, of more than two-thirds of the outstanding Common Shares unless (i) the holders of at least 90 percent of the then-outstanding Common Shares elect not to terminate this Agreement and (ii) the non-termination of this Agreement is approved by the Management Directors, (f) the consummation of an Initial Public Offering, (g) the consummation of a business combination pursuant to which Mariner LLC (or its successor) becomes (or its successor becomes or is) a reporting company under Section 13 or Section 15 of the Securities Exchange Act of 1934, or (h) May 16, 2006; provided, however, that if this Agreement is terminated pursuant to clause (f) above, then Sections D.4 (regarding registration rights) and, to the extent applicable, this Section E shall continue in full force and effect until terminated pursuant to another clause of this Section E.11; and provided further that if this Agreement is terminated pursuant to any of clauses (a) through (h) above, then Section B (relating to certain tax payments) and, to the extent applicable, this Section E shall continue in full force and effect. No termination of this Agreement shall affect any other agreement (including without limitation any employment agreements with employees of Mariner Energy and any stock option agreements with employees of Mariner Energy), except pursuant to the specific terms of such other agreement.

E.12. AGREEMENT OF SPOUSES. The spouses of the Shareholders who are individuals are fully aware of, understand and fully consent and agree to the provisions of this Agreement and its binding effect on any community property interests they may now or hereafter own, and agree that the termination of their marital relationship for any reason shall not have the effect of removing any Common Shares otherwise subject to the coverage this Agreement and that their awareness, understanding, consent and agreement are evidenced by their signing this Agreement.

E.13. ARBITRATION. If a dispute arises between any two or more parties to this Agreement ("Disputing Parties") with respect to matters related to this Agreement and the dispute cannot be settled through direct discussions, the Disputing Parties shall first endeavor to settle the dispute in an amicable fashion. If such efforts fail to resolve the dispute, the dispute shall, except as otherwise provided in Section B.4 of this Agreement, be resolved as follows:

           (a) Conduct of Arbitration. Except as provided in subsection (b) below, any and all claims, demands, causes of action, disputes, controversies and other matters in question arising out of or relating to this Agreement, any provision hereof, the alleged breach thereof, or in any way relating to the subject matter of this Agreement, whether such claims sound in contract, tort or otherwise, at law or in equity, under state or federal law, whether provided by statute or the common law, for damages or any other relief, shall be resolved by binding arbitration pursuant to the Federal Arbitration Act in accordance with the Commercial Arbitration Rules then in effect with the American Arbitration Association (the "AAA"). The arbitration proceeding shall be conducted in Houston, Texas. The arbitration may be initiated by any Disputing Party by providing to the other Disputing Party or Parties a written notice of arbitration specifying the claims, and the parties shall thereafter endeavor to agree on an arbitrator. If within 30 days of the notice of initiation of the arbitration procedure, the parties are unable to agree on an arbitrator, the party requesting arbitration shall file a request with the AAA that the Houston office of the AAA provide a list of potential arbitrators to each Disputing Party. The Disputing Parties shall thereafter have 60 days to select an arbitrator from such list, with such selection to be by mutual agreement. If the Disputing Parties fail to select an arbitrator within such time by mutual agreement, then any Disputing Party may request that the Chief Judge of the U.S. District Court for the Southern District of Texas appoint an arbitrator and any such appointment shall be binding. The arbitrator, utilizing the Commercial Arbitration Rules of the AAA, shall within 120 days of his or her selection, resolve all disputes between the parties. There shall be no transcript of the hearings before the arbitrator. The arbitrator's decision shall be in writing, but shall be as brief as possible. The arbitrator shall not assign the reasons for his or her decision. The arbitrators' decision shall be final and non-appealable to the maximum extent permitted by law. Judgment upon any award rendered in any such arbitration proceeding may be entered by any federal or state court having jurisdiction. This agreement to arbitrate shall be enforceable in either federal or state court. The enforcement of this agreement to arbitrate and all procedural aspects of this agreement to arbitrate, including but not limited to, the construction and interpretation of this agreement to arbitrate, the issues subject to arbitration (i.e., arbitrability), the scope of the arbitrable issues, allegations of waiver, delay or defenses to arbitrability and the rules governing the conduct of the arbitration, shall be governed by and construed pursuant to the Federal Arbitration Act and shall be decided by the arbitrator. In deciding the substance of any such claims, the arbitrator shall apply the substantive laws of the State of Texas (excluding Texas choice-of-law principles that might call for the application of some other State's law). It is expressly agreed that the arbitrator shall have no authority to award treble, exemplary, or punitive damages under any circumstances regardless of whether such damages may be available under Texas law, the parties hereby waiving their right, if any, to recover treble, exemplary or punitive damages in connection with any such claims.

           (b) Injunctive Relief. Notwithstanding the agreement to arbitrate contained in subsection (a) above, if any party wishes to seek a temporary restraining order, a preliminary or temporary injunction or other injunctive relief in connection with any or all such claims, demands, cause of action, disputes, controversies and other matters in question arising out of or relating to this Agreement, any provision hereof, the alleged breach thereof, or in any way relating to the subject matter of this Agreement, whether such claims sound in contract, tort or otherwise, at law or in equity, under state or federal law, whether provided by statute or the common law, for damages or any other relief, each party shall have the right to pursue such injunctive relief in court, rather than by arbitration. The parties agree that such action for a temporary restraining order, a preliminary or temporary injunction or other injunctive relief will be brought in the State or federal courts residing in Houston, Harris County, Texas.

           (c) Payment of Expenses. Mariner LLC shall pay all costs and expenses of any party to this Agreement (including, but not limited to, attorneys' fees, the fees of the arbitrator and the AAA and any other related costs) for any arbitration proceeding or legal action; provided, however, that if in any such arbitration proceeding or legal action, the arbitrator or court, respectively, determines that a Disputing Party has prosecuted or defended any issue in such proceeding or action in bad faith, the arbitrator or court, respectively, may allocate the portion of such costs and expenses relating to such issue between the parties in any other manner deemed fair, equitable and reasonable by the arbitrator or court, respectively.

E.14. INDEMNIFICATION OF OFFICERS AND DIRECTORS. Mariner LLC shall indemnify each of the Representatives for all reasonable expenses incurred by him in defending any suit, action or proceeding (or any suit, action or proceeding threatened to be made) brought by or in the right of Hardy Oil & Gas plc, any of its affiliates or any of their stockholders, whether civil, administrative or investigative, by reason of the fact that the Representatives entered into this Agreement or otherwise participated in the transactions contemplated by this Agreement or the purchase by Mariner Holdings of shares of the common stock of Mariner Energy from Hardy Oil & Gas plc. In no event shall Mariner LLC be responsible for (a) any judgments, losses, damages, fines and penalties actually incurred by the Representatives in connection with any such suit, action or proceeding, except as expressly stated in the preceding sentence or (b) the payment of any of the expenses contemplated by the preceding sentence if the Representative is found guilty of, or pleads no contest to, or is finally determined to be liable in, an action for willful misconduct, gross negligence or a knowing violation of any duty, contractual or otherwise, owing by the Representative to Hardy Oil & Gas plc or any of its affiliates. Expenses incurred by a Representative may be paid in advance of the final disposition of any action, suit or proceeding, but it shall be a condition to receipt of any amounts paid or payable in advance pursuant to this Section
E.14 that the Representative to whom the advance is to be made undertake to repay all amounts so advanced if it shall ultimately be determined that the Representative is not entitled to be indemnified hereunder. If more than one Representative is involved in the same suit, action or proceeding, the Representatives so involved will endeavor to use the same legal counsel in that suit, action or proceeding insofar as practicable, as long as no conflict of interest exists as a result thereof and as long as such counsel would not be ethically prohibited from representing more than one Representative.

           IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed on the date first above written.



                                                     ENRON CAPITAL & TRADE
Address for delivery                                  RESOURCES CORP. ("ECT")
  of Notice:
                                                     By: /s/ illegible
                                                        --------------------------------------------
1400 Smith Street                                        Name:
Houston, Texas 77002                                          --------------------------------------
Attention: Brenda McGee, Specialist                      Title:
                                                               -------------------------------------



Address for delivery                                 JOINT ENERGY DEVELOPMENT
  of Notice:                                          INVESTMENTS LIMITED PARTNERSHIP

c/o Enron Corp.                                      By:    ENRON CAPITAL MANAGEMENT LIMITED
1400 Smith Street                                                 PARTNERSHIP, ITS GENERAL PARTNER
Houston, Texas 77002
Telecopier No. (713) 646-3602                        By:    ENRON CAPITAL CORP.,
Telephone No. (713) 853-5259                                       ITS GENERAL PARTNER
Attention: Brenda McGee - 29th Floor

                                                            By: /s/ illegible
                                                               -------------------------------------
                                                            Name:
                                                                 -----------------------------------
                                                            Title:
                                                                  ----------------------------------

                                                     MARINER ENERGY LLC ("Mariner LLC")
Address for delivery
  of Notice:
                                                     By:  /s/ Robert E. Henderson
                                                        --------------------------------------------
580 WestLake Park Boulevard                          Name:    Robert E. Henderson
Suite 1300                                                ------------------------------------------
Houston, Texas  77079-2638                           Title:   President
                                                           -----------------------------------------


                                                     MARINER HOLDINGS, INC. ("Mariner Holdings")
Address for delivery
  of Notice:
                                                     By: /s/ Robert E. Henderson
                                                        --------------------------------------------
580 WestLake Park Boulevard                          Name:   Robert E. Henderson
Suite 1300                                                ------------------------------------------
Houston, Texas  77079-2638                           Title:  President
                                                           -----------------------------------------

Address for delivery
  of Notice

580 WestLake Park Boulevard                     /s/ Robert E. Henderson
Suite 1300                                      -------------------------------
Houston, Texas 77079-2638                       ROBERT E. HENDERSON


                                                /s/ Michele Henderson
                                                --------------------------------
                                                Michele Henderson


Address for delivery
  of Notice:

580 WestLake Park Boulevard                     /s/ Richard R. Clark
Suite 1300                                      --------------------------------
Houston, Texas 77079-2638                       RICHARD R. CLARK


                                                /s/ Stacy Clark
                                                --------------------------------
                                                Stacy Clark


Address for delivery
  of Notice:

580 WestLake Park Boulevard                     /s/ Michael W. Strickler
Suite 1300                                      --------------------------------
Houston, Texas 77079-2638                       MICHAEL W. STRICKLER


                                                /s/ Juanita Strickler
                                                --------------------------------
                                                Juanita Strickler

Address for delivery
  of Notice:

580 WestLake Park Boulevard                     /s/ D. S. Huber
Suite 1300                                      --------------------------------
Houston, Texas 77079-2638                       D. S. HUBER


                                                /s/ Cynthia K. Huber
                                                --------------------------------
                                                Cynthia K. Huber







Address for delivery
  of Notice:

                                                /s/ William J. Anderson
--------------------                            --------------------------------
--------------------                            WILLIAM J. ANDERSON
--------------------
--------------------
                                                /s/ Mary L. Lamont Anderson
                                                --------------------------------
                                                Mary L. Lamont Anderson


Address for delivery
  of Notice:

                                                /s/ Thomas M. Campbell
--------------------                            --------------------------------
--------------------                            THOMAS M. CAMPBELL
--------------------
--------------------
                                                /s/ Ana L. Campbell
                                                --------------------------------
                                                Ana L. Campbell


Address for delivery
  of Notice:

                                                /s/ Donald M. Clement
--------------------                            --------------------------------
--------------------                            DONALD M. CLEMENT
--------------------
--------------------

                                                /s/ Allison S. Clement
                                                --------------------------------
                                                Allison S. Clement


Address for delivery
  of Notice:

                                                /s/ Ralph J. Dobbins
                                                --------------------------------
                                                RALPH J. DOBBINS
--------------------
--------------------
--------------------                            /s/ Linda N. Dobbins
--------------------                            --------------------------------
                                                Linda N. Dobbins







Address for delivery
  of Notice:

                                                /s/ James M. Fitzpatrick III
--------------------                            --------------------------------
--------------------                            JAMES M. FITZPATRICK III
--------------------
--------------------


Address for delivery
  of Notice:

                                                /s/ James L. Gregory
                                                --------------------------------
                                                JAMES L. GREGORY
--------------------
--------------------
--------------------                            /s/ Gladys J. Gregory
--------------------                            --------------------------------
                                                Gladys J. Gregory


Address for delivery
  of Notice:

                                                /s/ Alan K. Hadfield
--------------------                            --------------------------------
--------------------                            ALAN K. HADFIELD
--------------------
--------------------

Address for delivery
  of Notice:

                                                /s/ Gregory K. Harless
                                                --------------------------------
                                                GREGORY K. HARLESS
--------------------
--------------------
--------------------                            /s/ Jill Carter Harless
--------------------                            --------------------------------
                                                Jill Carter Harless


Address for delivery
  of Notice:

                                                /s/ William Hunt Hodge
--------------------                            --------------------------------
--------------------                            WILLIAM HUNT HODGE
--------------------
--------------------
                                                /s/ Georgia Hodge
                                                --------------------------------
                                                Georgia Hodge



Address for delivery
  of Notice:

                                                /s/ William F. Howell
                                                --------------------------------
--------------------                            WILLIAM F. HOWELL
--------------------
--------------------
--------------------                            /s/ Suzanne Howell
                                                --------------------------------
                                                Suzanne Howell


Address for delivery
  of Notice:

--------------------                            /s/ Jacqueline S. Hudson
--------------------                            --------------------------------
--------------------                            JACQUELINE S. HUDSON
--------------------

Address for delivery
  of Notice:

                                                /s/ Barbara C. Kyse
--------------------                            --------------------------------
--------------------                            BARBARA C. KYSE
--------------------
--------------------


Address for delivery
  of Notice:

                                                /s/ Laurence J. Lapeze
                                                --------------------------------
--------------------                            LAURENCE J. LAPEZE
--------------------
--------------------
--------------------                            /s/ Alisa Wynne Young
                                                --------------------------------
                                                Alisa Wynne Young


Address for delivery
  of Notice:

                                                /s/ Cory L. Loegering
--------------------                            --------------------------------
--------------------                            CORY L. LOEGERING
--------------------
--------------------


Address for delivery
  of Notice:

                                                /s/ Richard A. Molohon
                                                --------------------------------
--------------------                            RICHARD A. MOLOHON
--------------------
--------------------
--------------------                            /s/ Nora Ann Molohon
                                                --------------------------------
                                                Nora Ann Molohon

Address for delivery
  of Notice:

                                                /s/ Jerry L. Sheets
--------------------                            --------------------------------
--------------------                            JERRY L. SHEETS
--------------------
--------------------
                                                /s/ Sonya M. Sheets
                                                --------------------------------
                                                Sonya M. Sheets


Address for delivery
  of Notice:

                                                /s/ Clinton D. Smith
--------------------                            --------------------------------
--------------------                            CLINTON D. SMITH
--------------------
--------------------
                                                /s/ Linda A. Smith
                                                --------------------------------
                                                Linda A. Smith


Address for delivery
  of Notice:

                                                /s/ Ward H. Taylor
                                                --------------------------------
--------------------                            WARD H. TAYLOR
--------------------
--------------------
--------------------                            /s/ Annelisi M. Taylor
                                                --------------------------------
                                                Annelisi M. Taylor






Address for delivery
  of Notice:

                                                /s/ Richard F. Weser
                                                --------------------------------
--------------------                            RICHARD F. WESER
--------------------
--------------------
--------------------                            /s/ Joan Weser
                                                --------------------------------
                                                Joan Weser

Address for delivery
  of Notice:

                                                /s/ Thomas E. Young
--------------------                            --------------------------------
--------------------                            THOMAS E. YOUNG
--------------------
--------------------


Address for delivery
  of Notice:

                                                /s/ Frederic L. Lettieri
--------------------                            --------------------------------
--------------------                            FREDERIC L. LETTIERI
--------------------
--------------------

                                                --------------------------------


Address for delivery
  of Notice:

                                                /s/ Frank A. Pici
--------------------                            --------------------------------
--------------------                            FRANK A. PICI
--------------------
--------------------
                                                --------------------------------








Address for delivery
  of Notice:

                                                /s/ Robert C. Strauss
                                                --------------------------------
                                                ROBERT C. STRAUSS

--------------------
--------------------
--------------------
--------------------
                                                --------------------------------

Address for delivery
  of Notice:

                                                /s/ D. Bruce Nevin
--------------------                            --------------------------------
--------------------                            D. BRUCE NEVIN
--------------------
--------------------
                                                --------------------------------



Address for delivery
  of Notice:

                                                /s/ Steven W. Burt
--------------------                            --------------------------------
--------------------                            STEVEN W. BURT
--------------------
--------------------
                                                --------------------------------



Address for delivery
  of Notice:

                                                /s/ James W. Anderson
--------------------                            --------------------------------
--------------------                            JAMES W. ANDERSON
--------------------
--------------------

                                                --------------------------------

Address for delivery
  of Notice:

                                                /s/ Richard W. Webb
--------------------                            --------------------------------
--------------------                            RICHARD W. WEBB
--------------------
--------------------





Address for delivery
  of Notice:

                                                /s/ Lindell V. McGuire
--------------------                            --------------------------------
--------------------                            LINDELL V. McGUIRE
--------------------
--------------------
                                                --------------------------------